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                                                                      EXHIBIT 23




                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the registration statement of Glimcher Realty Trust on Form S-8 (File No. 333-10221) of our report dated June 26, 2001, relating to the financial statements and schedules of Glimcher Realty Trust Retirement Savings Plan, which appears in this Form 11-K.





PricewaterhouseCoopers LLC

Columbus, Ohio
June 26, 2001






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